UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/17/2006

Brooke Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31698

KS	48-1009756
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

10950 Grandview Drive, Suite 600, Overland Park, KS 66210
(Address of principal executive offices, including zip code)

913-661-0123
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

(a) Brooke Corporation entered into an Amendment dated November 17, 2006, with Kansas City Life Insurance Company that extends until January 31, 2007, the expiration date of the Stock Purchase Agreement dated January 23, 2006, pursuant to which Brooke agreed to acquire from Kansas City Life Insurance Company all of the issued and outstanding shares of capital stock of Generations Bank, a federal savings bank. A copy of the Amendment is furnished as Exhibit 10.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 - Amendment dated November 17, 2006 between Brooke Corporation and Kansas City Life Insurance Company.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brooke Corporation

Date: November 21, 2006	By:	/s/ Anita F. Larson
Anita F. Larson
President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Amendment dated November 17, 2006 between Brooke Corporation and Kansas City Life Insurance Company